TBS INTERNATIONAL PLC & SUBSIDIARIES                EXHIBIT 10.20

AMOROS MARITIME CORP.
UNSECURED GUARANTY

UNSECURED GUARANTY (“Guaranty”), dated as of the 7th day of January, 2010 made by TBS International Public Limited Company, an Irish public limited company (the “Guarantor”), in favor of AIG Commercial Equipment Finance, Inc., a Delaware corporation (“Lender”).

WHEREAS, Lender has made, or will make, loans, additional advances or other financial accommodations to Amoros Maritime Corp., a Marshall Islands corporation (the “Borrower”) in the principal amount of US$9,000,000.00 (the “Loan”) , and other borrowers in connection and in accordance with that certain Loan Agreement dated February 29, 2008 between the Borrower, the other borrowers and guarantors named therein and the Lender, as amended by a First Amendment to Loan Agreement dated March 27, 2009, and by that certain Second Amendment to Loan Agreement dated December 30, 2009 (as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), the Promissory Note in the principal amount of the Loan by Borrower (the “Note”), the Ship Mortgage by Borrower, the other Loan Documents by Borrower, and various other agreements, notes, leases or other documents or instruments by Borrower in favor of Lender, whether heretofore, now or hereafter executed (collectively, together with any amendments thereto and renewals, refinancings and replacements therefore, the “Agreements”); and

WHEREAS, it is a condition to the financing provided by, or the acquisition of the rights transferred to, Lender under the Agreements that Guarantor, who has a financial interest in Borrower, shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and to induce Lender to enter into or become a party to the Agreements, Guarantor hereby agrees as follows:

SECTION 1.  Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, the prompt and punctual payment and due performance and observance of all obligations of Borrower now or hereafter existing under the Agreements, which may in any manner whatsoever be presently or hereafter due and owing, including without limitation, the payment of all amounts now or hereafter due from Borrower under the Note, the Loan Agreement and the other Agreements (collectively, the “Obligations”).

SECTION 2.  Guaranty Absolute.  Guarantor jointly and severally guarantees that the Obligations will be paid, performed and observed strictly in accordance with the terms of the Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto.  The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i)           any lack of validity, regularity or enforceability of any of the Agreements or any other agreement or instrument relating thereto;

(ii)           any lack of validity, regularity or enforceability of this Guaranty or any other agreement or instrument relating hereto;

(iii)           any modification or change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other modification, change, amendment or waiver of or any consent to departure from any term of any of the Agreements;

(iv)           any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

(v)           any failure on the part of Lender or any other person or entity to exercise, or any delay in exercising, any right under the Agreements or any other document or instrument delivered in connection therewith; or

(vi)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, the Guarantor or any other guarantor with respect to the Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that Borrower may assert to the repayment of the Obligations, including, without limitation, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury), this Guaranty and the obligations of the Guarantor under this Guaranty.

Guarantor hereby agrees that if Borrower or any other guarantor of all or a portion of the Obligations is the subject of a bankruptcy proceeding or similar proceeding under Title 11 of the U.S. Code or any similar legislation relating to bankruptcy or insolvency, it will not assert the pendency of such proceeding or any order entered therein as a defense to the timely payment of the Obligations.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

Guarantor’s obligations and liability under this Guaranty shall be on a “joint and several” basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-principal obligor of the Obligations.  In the event that there is more than one Guarantor under this Guaranty, or in the event that there are other guarantors, endorsers or sureties of all or any portion of the Obligations, Guarantor’s obligations and liability hereunder shall further be on a “joint and several” basis along with such other guarantors, endorsers and/or sureties.

SECTION 3.  Waivers.  Guarantor hereby waives:

(i)           promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty;

(ii)           any requirement that Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right to take any action against Borrower or any other person or entity or any collateral;

(iii)           any right to receive notice of any disposition or retention by Lender of any collateral and right of redemption relating to any collateral.

(iv)           any right to demand or require collateral security from Borrower or any other person as provided under applicable law or otherwise;

(v)           any modification or amendment of the Obligations or any of the Agreements, or the impairment of real security held for such Obligations, by Lender as provided under applicable law or otherwise.

(vi)           notice of Lender’s acceptance of this Guaranty;

(vii)           presentment for payment of the Obligations, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party;

(viii)           any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing the Obligations, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of the Obligations, or notice of the creation of any new or additional Obligations subject to this Guaranty;

(ix)           any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing the Obligations;

(x)           any election of remedies by Lender that may destroy or impair Guarantor’s subrogation rights or Guarantor’s right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of the Obligations, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Obligations;

(xi)           any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of the Obligations; and

(xii)           any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there are any outstanding Obligations which are barred by any applicable statute of limitations or prescriptive period.

SECTION 4.  Subrogation.  Guarantor hereby agrees it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full.  If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Agreements.  If (i) the Guarantor shall make payment to Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid, performed and observed in full, Lender will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

SECTION 5.  Representations and Warranties.  Guarantor hereby represents and warrants as follows:

(a)           Due Execution, Etc.  The execution, delivery and performance (including the incurrence of the Obligations hereunder) by the Guarantor of this Guaranty do not and will not (i) contravene Guarantor’s organizational documents or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contractual restriction binding on or affecting the Guarantor or any of its properties, or (ii) result in or require the creation or imposition of any lien (other than pursuant hereto) upon or with respect to any of the Guarantor’s properties.  The Guarantor has been duly formed and is in good standing in its jurisdiction of organization and is duly qualified as a foreign business entity in all jurisdictions where it must be qualified pursuant to applicable law.  The Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such contractual restriction, which default would have a Material Adverse Effect on the Guarantor or on the ability of the Guarantor to carry out its obligations under this Guaranty.

(b)           Government Consents.  No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Guarantor of this Guaranty.

(c)           Legal, Valid and Binding Nature.  This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

(d)           Solvency.  The fair value of the property of the Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities) of the Guarantor; the present fair market value of the assets of the Guarantor exceeds the amount that will be required to pay the probable liability of the Guarantor on its existing debts as they become absolute and matured; the Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond the Guarantor’s ability to pay as such debts and liabilities mature; and the Guarantor is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the property remaining with the Guarantor would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Guarantor is engaged.  In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(e)           Absence of Litigation.  There are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or the properties of the Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or which purports to affect any part of the transactions contemplated hereby or by the Agreements or the legality, validity or enforceability of this Guaranty.  There are no actions, suits, investigations, litigation or proceedings pending or threatened against or affecting the Guarantor or its affiliates or subsidiaries of the Guarantor or the properties of the Guarantor or its affiliates or subsidiaries before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which, if determined adversely to the Guarantor, would have a Material Adverse Effect on the financial condition or continued operation of Guarantor or its affiliates or subsidiaries on a consolidated basis or any part of the transactions contemplated hereby or by the Agreements.

(f)           Payment of Taxes.  The Guarantor has filed all tax returns (federal, provincial, local and foreign) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Guarantor, or except where the failure to file such returns or pay such taxes would not have a Material Adverse Effect on the Guarantor or otherwise on the ability of the Guarantor to carry out its obligations under this Guaranty.

SECTION 6.  Integration.  This Guaranty together with the Loan Documents constitutes the entire agreement and understanding between Lender and Guarantor relating to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings relating to such subject matter.  In entering into this Guaranty, Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Lender or any employee or agent of Lender.

SECTION 7.  Amendments, Etc.  No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8.  Addresses for Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing and sent in accordance with the terms and conditions of the Loan Agreement.

SECTION 9.  No Waiver; Remedies.  No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in any of the Agreements or other Loan Documents.

SECTION 10.  Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured.  Lender agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of Lender under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

SECTION 11.  Continuing Guaranty; Transfer of Obligations.  This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor and its successors and assigns, and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the right to collect the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise.

SECTION 12.  Indemnification.  Guarantor hereby agrees, jointly and severally, to indemnify and hold harmless Lender and its affiliates and their respective directors, officers, employees and agents, including all professionals (each an “Indemnified Party”) from and against any and all expenses, losses, claims, damages and liabilities (including, without limitation, all legal fees and disbursements of attorneys and other professionals incurred by or asserted against any Indemnified Party in connection with or arising out of, relating to, or by reason of any investigation, litigation or proceeding arising out of, relating to or in connection with any claims made by any person or entity in any way relating to this Guaranty or the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities arising out of or resulting from the gross negligence or willful misconduct of any Indemnified Party.

SECTION 13.  GOVERNING LAW.  THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

SECTION 14.  JUDICIAL PROCEEDINGS.  GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.  THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING UNDER OR RELATED TO THIS GUARANTY MAY BE COMMENCED IN ANY FEDERAL OR STATE COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF EACH SUCH COURT AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THE AGREEMENT OR THE SUBJECT MATTER THEREOF OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURT.  THE GUARANTOR AND LENDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 15.  DEFINITIONS.  Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

SECTION 16.  COLLATERAL.  Guarantor hereby waives any and all rights to claim a lien or other security interest in and to any of the Vessels securing the obligations arising under the Loan Agreement.  In the event of any Event of Default, Guarantor shall waive any possessory or other right in and to all such Vessels.

[ signature pages follow ]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:
PRESENT WHEN THE COMMON SEAL OF
TBS INTERNATIONAL PUBLIC LIMITED COMPANY,
an Irish public limited company, was affixed hereto

By:    /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

LANCASTER MARITIME CORP.
UNSECURED GUARANTY

UNSECURED GUARANTY (“Guaranty”), dated as of the 7th day of January, 2010 made by TBS International Public Limited Company, an Irish public limited company (the “Guarantor”), in favor of AIG Commercial Equipment Finance, Inc., a Delaware corporation (“Lender”).

WHEREAS, Lender has made, or will make, loans, additional advances or other financial accommodations to Lancaster Maritime Corp., a Marshall Islands corporation (the “Borrower”) in the principal amount of US$13,000,000.00 (the “Loan”) , and other borrowers in connection and in accordance with that certain Loan Agreement dated February 29, 2008 between the Borrower, the other borrowers and guarantors named therein and the Lender, as amended by a First Amendment to Loan Agreement dated March 27, 2009, and by that certain Second Amendment to Loan Agreement dated December 30, 2009 (as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), the Promissory Note in the principal amount of the Loan by Borrower (the “Note”), the Ship Mortgage by Borrower, the other Loan Documents by Borrower, and various other agreements, notes, leases or other documents or instruments by Borrower in favor of Lender, whether heretofore, now or hereafter executed (collectively, together with any amendments thereto and renewals, refinancings and replacements therefore, the “Agreements”); and

WHEREAS, it is a condition to the financing provided by, or the acquisition of the rights transferred to, Lender under the Agreements that Guarantor, who has a financial interest in Borrower, shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and to induce Lender to enter into or become a party to the Agreements, Guarantor hereby agrees as follows:

SECTION 1.  Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, the prompt and punctual payment and due performance and observance of all obligations of Borrower now or hereafter existing under the Agreements, which may in any manner whatsoever be presently or hereafter due and owing, including without limitation, the payment of all amounts now or hereafter due from Borrower under the Note, the Loan Agreement and the other Agreements (collectively, the “Obligations”).

SECTION 2.  Guaranty Absolute.  Guarantor jointly and severally guarantees that the Obligations will be paid, performed and observed strictly in accordance with the terms of the Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto.  The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i)           any lack of validity, regularity or enforceability of any of the Agreements or any other agreement or instrument relating thereto;

(ii)           any lack of validity, regularity or enforceability of this Guaranty or any other agreement or instrument relating hereto;

(iii)           any modification or change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other modification, change, amendment or waiver of or any consent to departure from any term of any of the Agreements;

(iv)           any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

(v)           any failure on the part of Lender or any other person or entity to exercise, or any delay in exercising, any right under the Agreements or any other document or instrument delivered in connection therewith; or

(vi)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, the Guarantor or any other guarantor with respect to the Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that Borrower may assert to the repayment of the Obligations, including, without limitation, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury), this Guaranty and the obligations of the Guarantor under this Guaranty.

Guarantor hereby agrees that if Borrower or any other guarantor of all or a portion of the Obligations is the subject of a bankruptcy proceeding or similar proceeding under Title 11 of the U.S. Code or any similar legislation relating to bankruptcy or insolvency, it will not assert the pendency of such proceeding or any order entered therein as a defense to the timely payment of the Obligations.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

Guarantor’s obligations and liability under this Guaranty shall be on a “joint and several” basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-principal obligor of the Obligations.  In the event that there is more than one Guarantor under this Guaranty, or in the event that there are other guarantors, endorsers or sureties of all or any portion of the Obligations, Guarantor’s obligations and liability hereunder shall further be on a “joint and several” basis along with such other guarantors, endorsers and/or sureties.

SECTION 3.  Waivers.  Guarantor hereby waives:

(i)           promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty;

(ii)           any requirement that Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right to take any action against Borrower or any other person or entity or any collateral;

(iii)           any right to receive notice of any disposition or retention by Lender of any collateral and right of redemption relating to any collateral.

(iv)           any right to demand or require collateral security from Borrower or any other person as provided under applicable law or otherwise;

(v)           any modification or amendment of the Obligations or any of the Agreements, or the impairment of real security held for such Obligations, by Lender as provided under applicable law or otherwise.

(vi)           notice of Lender’s acceptance of this Guaranty;

(vii)           presentment for payment of the Obligations, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party;

(viii)           any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing the Obligations, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of the Obligations, or notice of the creation of any new or additional Obligations subject to this Guaranty;

(ix)           any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing the Obligations;

(x)           any election of remedies by Lender that may destroy or impair Guarantor’s subrogation rights or Guarantor’s right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of the Obligations, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Obligations;

(xi)           any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of the Obligations; and

(xii)           any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there are any outstanding Obligations which are barred by any applicable statute of limitations or prescriptive period.

SECTION 4.  Subrogation.  Guarantor hereby agrees it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full.  If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Agreements.  If (i) the Guarantor shall make payment to Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid, performed and observed in full, Lender will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

SECTION 5.  Representations and Warranties.  Guarantor hereby represents and warrants as follows:

(a)           Due Execution, Etc.  The execution, delivery and performance (including the incurrence of the Obligations hereunder) by the Guarantor of this Guaranty do not and will not (i) contravene Guarantor’s organizational documents or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contractual restriction binding on or affecting the Guarantor or any of its properties, or (ii) result in or require the creation or imposition of any lien (other than pursuant hereto) upon or with respect to any of the Guarantor’s properties.  The Guarantor has been duly formed and is in good standing in its jurisdiction of organization and is duly qualified as a foreign business entity in all jurisdictions where it must be qualified pursuant to applicable law.  The Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such contractual restriction, which default would have a Material Adverse Effect on the Guarantor or on the ability of the Guarantor to carry out its obligations under this Guaranty.

(b)           Government Consents.  No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Guarantor of this Guaranty.

(c)           Legal, Valid and Binding Nature.  This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

(d)           Solvency.  The fair value of the property of the Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities) of the Guarantor; the present fair market value of the assets of the Guarantor exceeds the amount that will be required to pay the probable liability of the Guarantor on its existing debts as they become absolute and matured; the Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond the Guarantor’s ability to pay as such debts and liabilities mature; and the Guarantor is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the property remaining with the Guarantor would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Guarantor is engaged.  In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(e)           Absence of Litigation.  There are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or the properties of the Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or which purports to affect any part of the transactions contemplated hereby or by the Agreements or the legality, validity or enforceability of this Guaranty.  There are no actions, suits, investigations, litigation or proceedings pending or threatened against or affecting the Guarantor or its affiliates or subsidiaries of the Guarantor or the properties of the Guarantor or its affiliates or subsidiaries before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which, if determined adversely to the Guarantor, would have a Material Adverse Effect on the financial condition or continued operation of Guarantor or its affiliates or subsidiaries on a consolidated basis or any part of the transactions contemplated hereby or by the Agreements.

(f)           Payment of Taxes.  The Guarantor has filed all tax returns (federal, provincial, local and foreign) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Guarantor, or except where the failure to file such returns or pay such taxes would not have a Material Adverse Effect on the Guarantor or otherwise on the ability of the Guarantor to carry out its obligations under this Guaranty.

SECTION 6.  Integration.  This Guaranty together with the Loan Documents constitutes the entire agreement and understanding between Lender and Guarantor relating to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings relating to such subject matter.  In entering into this Guaranty, Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Lender or any employee or agent of Lender.

SECTION 7.  Amendments, Etc.  No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8.  Addresses for Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing and sent in accordance with the terms and conditions of the Loan Agreement.

SECTION 9.  No Waiver; Remedies.  No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in any of the Agreements or other Loan Documents.

SECTION 10.  Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured.  Lender agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of Lender under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

SECTION 11.  Continuing Guaranty; Transfer of Obligations.  This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor and its successors and assigns, and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the right to collect the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise.

SECTION 12.  Indemnification.  Guarantor hereby agrees, jointly and severally, to indemnify and hold harmless Lender and its affiliates and their respective directors, officers, employees and agents, including all professionals (each an “Indemnified Party”) from and against any and all expenses, losses, claims, damages and liabilities (including, without limitation, all legal fees and disbursements of attorneys and other professionals incurred by or asserted against any Indemnified Party in connection with or arising out of, relating to, or by reason of any investigation, litigation or proceeding arising out of, relating to or in connection with any claims made by any person or entity in any way relating to this Guaranty or the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities arising out of or resulting from the gross negligence or willful misconduct of any Indemnified Party.

SECTION 13.  GOVERNING LAW.  THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

SECTION 14.  JUDICIAL PROCEEDINGS.  GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.  THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING UNDER OR RELATED TO THIS GUARANTY MAY BE COMMENCED IN ANY FEDERAL OR STATE COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF EACH SUCH COURT AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THE AGREEMENT OR THE SUBJECT MATTER THEREOF OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURT.  THE GUARANTOR AND LENDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 15.  DEFINITIONS.  Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

SECTION 16.  COLLATERAL.  Guarantor hereby waives any and all rights to claim a lien or other security interest in and to any of the Vessels securing the obligations arising under the Loan Agreement.  In the event of any Event of Default, Guarantor shall waive any possessory or other right in and to all such Vessels.

[ signature pages follow ]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:
PRESENT WHEN THE COMMON SEAL OF
TBS INTERNATIONAL PUBLIC LIMITED COMPANY,
an Irish public limited company, was affixed hereto

By:    /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

CHATHAM MARITIME CORP.
UNSECURED GUARANTY

UNSECURED GUARANTY (“Guaranty”), dated as of the 7th day of January, 2010 made by TBS International Public Limited Company, an Irish public limited company (the “Guarantor”), in favor of AIG Commercial Equipment Finance, Inc., a Delaware corporation (“Lender”).

WHEREAS, Lender has made, or will make, loans, additional advances or other financial accommodations to Chatham Maritime Corp., a Marshall Islands corporation (the “Borrower”) in the principal amount of US$13,000,000.00 (the “Loan”) , and other borrowers in connection and in accordance with that certain Loan Agreement dated February 29, 2008 between the Borrower, the other borrowers and guarantors named therein and the Lender, as amended by a First Amendment to Loan Agreement dated March 27, 2009, and by that certain Second Amendment to Loan Agreement dated December 30, 2010 (as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), the Promissory Note in the principal amount of the Loan by Borrower (the “Note”), the Ship Mortgage by Borrower, the other Loan Documents by Borrower, and various other agreements, notes, leases or other documents or instruments by Borrower in favor of Lender, whether heretofore, now or hereafter executed (collectively, together with any amendments thereto and renewals, refinancings and replacements therefore, the “Agreements”); and

WHEREAS, it is a condition to the financing provided by, or the acquisition of the rights transferred to, Lender under the Agreements that Guarantor, who has a financial interest in Borrower, shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and to induce Lender to enter into or become a party to the Agreements, Guarantor hereby agrees as follows:

SECTION 1.  Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, the prompt and punctual payment and due performance and observance of all obligations of Borrower now or hereafter existing under the Agreements, which may in any manner whatsoever be presently or hereafter due and owing, including without limitation, the payment of all amounts now or hereafter due from Borrower under the Note, the Loan Agreement and the other Agreements (collectively, the “Obligations”).

SECTION 2.  Guaranty Absolute.  Guarantor jointly and severally guarantees that the Obligations will be paid, performed and observed strictly in accordance with the terms of the Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto.  The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i)           any lack of validity, regularity or enforceability of any of the Agreements or any other agreement or instrument relating thereto;

(ii)           any lack of validity, regularity or enforceability of this Guaranty or any other agreement or instrument relating hereto;

(iii)           any modification or change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other modification, change, amendment or waiver of or any consent to departure from any term of any of the Agreements;

(iv)           any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

(v)           any failure on the part of Lender or any other person or entity to exercise, or any delay in exercising, any right under the Agreements or any other document or instrument delivered in connection therewith; or

(vi)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, the Guarantor or any other guarantor with respect to the Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that Borrower may assert to the repayment of the Obligations, including, without limitation, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury), this Guaranty and the obligations of the Guarantor under this Guaranty.

Guarantor hereby agrees that if Borrower or any other guarantor of all or a portion of the Obligations is the subject of a bankruptcy proceeding or similar proceeding under Title 11 of the U.S. Code or any similar legislation relating to bankruptcy or insolvency, it will not assert the pendency of such proceeding or any order entered therein as a defense to the timely payment of the Obligations.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

Guarantor’s obligations and liability under this Guaranty shall be on a “joint and several” basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-principal obligor of the Obligations.  In the event that there is more than one Guarantor under this Guaranty, or in the event that there are other guarantors, endorsers or sureties of all or any portion of the Obligations, Guarantor’s obligations and liability hereunder shall further be on a “joint and several” basis along with such other guarantors, endorsers and/or sureties.

SECTION 3.  Waivers.  Guarantor hereby waives:

(i)           promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty;

(ii)           any requirement that Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right to take any action against Borrower or any other person or entity or any collateral;

(iii)           any right to receive notice of any disposition or retention by Lender of any collateral and right of redemption relating to any collateral.

(iv)           any right to demand or require collateral security from Borrower or any other person as provided under applicable law or otherwise;

(v)           any modification or amendment of the Obligations or any of the Agreements, or the impairment of real security held for such Obligations, by Lender as provided under applicable law or otherwise.

(vi)           notice of Lender’s acceptance of this Guaranty;

(vii)           presentment for payment of the Obligations, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party;

(viii)           any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing the Obligations, or notice of any action or nonaction on the part of Borrower, Lender, or any other guarantor, surety or endorser of the Obligations, or notice of the creation of any new or additional Obligations subject to this Guaranty;

(ix)           any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing the Obligations;

(x)           any election of remedies by Lender that may destroy or impair Guarantor’s subrogation rights or Guarantor’s right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of the Obligations, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Obligations;

(xi)           any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of the Obligations; and

(xii)           any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there are any outstanding Obligations which are barred by any applicable statute of limitations or prescriptive period.

SECTION 4.  Subrogation.  Guarantor hereby agrees it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full.  If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Agreements.  If (i) the Guarantor shall make payment to Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid, performed and observed in full, Lender will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

SECTION 5.  Representations and Warranties.  Guarantor hereby represents and warrants as follows:

(a)           Due Execution, Etc.  The execution, delivery and performance (including the incurrence of the Obligations hereunder) by the Guarantor of this Guaranty do not and will not (i) contravene Guarantor’s organizational documents or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contractual restriction binding on or affecting the Guarantor or any of its properties, or (ii) result in or require the creation or imposition of any lien (other than pursuant hereto) upon or with respect to any of the Guarantor’s properties.  The Guarantor has been duly formed and is in good standing in its jurisdiction of organization and is duly qualified as a foreign business entity in all jurisdictions where it must be qualified pursuant to applicable law.  The Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such contractual restriction, which default would have a Material Adverse Effect on the Guarantor or on the ability of the Guarantor to carry out its obligations under this Guaranty.

(b)           Government Consents.  No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Guarantor of this Guaranty.

(c)           Legal, Valid and Binding Nature.  This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

(d)           Solvency.  The fair value of the property of the Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities) of the Guarantor; the present fair market value of the assets of the Guarantor exceeds the amount that will be required to pay the probable liability of the Guarantor on its existing debts as they become absolute and matured; the Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond the Guarantor’s ability to pay as such debts and liabilities mature; and the Guarantor is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the property remaining with the Guarantor would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Guarantor is engaged.  In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(e)           Absence of Litigation.  There are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or the properties of the Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or which purports to affect any part of the transactions contemplated hereby or by the Agreements or the legality, validity or enforceability of this Guaranty.  There are no actions, suits, investigations, litigation or proceedings pending or threatened against or affecting the Guarantor or its affiliates or subsidiaries of the Guarantor or the properties of the Guarantor or its affiliates or subsidiaries before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which, if determined adversely to the Guarantor, would have a Material Adverse Effect on the financial condition or continued operation of Guarantor or its affiliates or subsidiaries on a consolidated basis or any part of the transactions contemplated hereby or by the Agreements.

(f)           Payment of Taxes.  The Guarantor has filed all tax returns (federal, provincial, local and foreign) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Guarantor, or except where the failure to file such returns or pay such taxes would not have a Material Adverse Effect on the Guarantor or otherwise on the ability of the Guarantor to carry out its obligations under this Guaranty.

SECTION 6.  Integration.  This Guaranty together with the Loan Documents constitutes the entire agreement and understanding between Lender and Guarantor relating to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings relating to such subject matter.  In entering into this Guaranty, Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Lender or any employee or agent of Lender.

SECTION 7.  Amendments, Etc.  No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8.  Addresses for Notices.  All notices, requests, demands and other communications provided for hereunder shall be in writing and sent in accordance with the terms and conditions of the Loan Agreement.

SECTION 9.  No Waiver; Remedies.  No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in any of the Agreements or other Loan Documents.

SECTION 10.  Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured.  Lender agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of Lender under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

SECTION 11.  Continuing Guaranty; Transfer of Obligations.  This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor and its successors and assigns, and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the right to collect the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise.

SECTION 12.  Indemnification.  Guarantor hereby agrees, jointly and severally, to indemnify and hold harmless Lender and its affiliates and their respective directors, officers, employees and agents, including all professionals (each an “Indemnified Party”) from and against any and all expenses, losses, claims, damages and liabilities (including, without limitation, all legal fees and disbursements of attorneys and other professionals incurred by or asserted against any Indemnified Party in connection with or arising out of, relating to, or by reason of any investigation, litigation or proceeding arising out of, relating to or in connection with any claims made by any person or entity in any way relating to this Guaranty or the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities arising out of or resulting from the gross negligence or willful misconduct of any Indemnified Party.

SECTION 13.  GOVERNING LAW.  THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

SECTION 14.  JUDICIAL PROCEEDINGS.  GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.  THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING UNDER OR RELATED TO THIS GUARANTY MAY BE COMMENCED IN ANY FEDERAL OR STATE COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF EACH SUCH COURT AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THE AGREEMENT OR THE SUBJECT MATTER THEREOF OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURT.  THE GUARANTOR AND LENDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 15.  DEFINITIONS.  Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

SECTION 16.  COLLATERAL.  Guarantor hereby waives any and all rights to claim a lien or other security interest in and to any of the Vessels securing the obligations arising under the Loan Agreement.  In the event of any Event of Default, Guarantor shall waive any possessory or other right in and to all such Vessels.

[ signature pages follow ]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:
PRESENT WHEN THE COMMON SEAL OF
TBS INTERNATIONAL PUBLIC LIMITED COMPANY,
an Irish public limited company, was affixed hereto

By:    /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact